UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 29, 2023
Date of Report (date of earliest event reported)
XPEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38858	20-1117381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Broadway St., Suite 320	78215
San Antonio	Texas
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (210) 678-3700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2023, the Board of Directors of XPEL, Inc. (the “Company”) appointed Mr. John North to the Board of Directors (the “Board”) of the Company with immediate effect. In accordance with the Company’s Amended and Restated Bylaws, Mr. North will serve as a director until the Company’s Annual Meeting of Stockholders to be held in May of 2024 (the “Annual Meeting”).

Mr. North will be covered by the Company’s standard director indemnification Insurance and will receive compensation as a non-employee director in accordance with the compensation program for non-employee directors approved by the Compensation Committee that will consist of: (i) an annual cash retainer, prorated for 2023 from the effective date of his appointment; and (ii) an annual grant of restricted stock units, pro-rated from the effective date of his appointment until the next annual award effective in May 2024. As of the date of this report, the Board has not approved any committee assignments for Mr. North. The Company will file an amendment to this Form 8-K once the Board approves such assignments.

A copy of the Company’s press release announcing Mr. North’s appointment to the Company’s Board is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On August 29, 2023, the Company issued a press release announcing the appointment of Mr. John North to the Company’s Board. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is to be filed as part of this Form 8-K

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
99.1	The Press Release dated August 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPEL, Inc.

Dated: August 29, 2023	By: /s/ Babatunde Awodiran
Babatunde Awodiran
Senior Vice President, General Counsel & Secretary